                                                                    EXHIBIT 99.1


           UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

         The following unaudited pro forma combined condensed financial statements give effect to the acquisition of all of the outstanding capital stock of Bayard by Nabors. The pro forma combination of Nabors and Bayard has been accounted for under the purchase method of accounting.

         The Unaudited Pro Forma Combined Condensed Balance Sheet is derived from the unaudited condensed consolidated balance sheets of Nabors and Bayard and is presented as if the merger was consummated on the balance sheet date. The Unaudited Pro Forma Combined Condensed Statements of Operations for the nine months ended September 30, 1998 and the twelve months ended December 31, 1997 are presented as if the merger was consummated as of January 1, 1997. Nabors results have been recast to conform to the presentation of the twelve months ended December 31, 1997 by adjusting Nabors audited results for the year ended September 31, 1997 to exclude the unaudited results for the quarter ended December 31, 1996 and to include the unaudited results for the quarter ended December 31, 1997. The Pro Forma Statement of Operations for the twelve months ended December 31, 1997 also gives effect to the results of operations for Trend Drilling Co., Ward Drilling Company, Inc., and Bonray Drilling Corporation before their acquisition by Bayard, all of which occurred at various dates in 1997, as if such acquisitions occurred on January 1, 1997.

         The unaudited pro forma financial statements do not purport to indicate what the combined results of operations of Nabors and Bayard would have been had the merger occurred as of the dates indicated or the results of operations that may be obtained in the future. The Unaudited Pro Forma Combined Condensed Statements of Operations do not reflect the anticipated cost savings resulting from integration of the operations of Nabors and Bayard. The pro forma adjustments described in the accompanying notes are based on estimates derived from information currently available.

         The unaudited pro forma financial information should be read in conjunction with the consolidated financial statements and related notes of Nabors and Bayard contained in the Annual Report on Form 10-K of Nabors for the year ended September 30, 1997 and the Annual Report on Form 10-K of Bayard for the year ended December 31, 1997 and each company's Quarterly Report on Form 10-Q for the period ended September 30, 1998. The Form 10-K and Form 10-Q of Nabors are incorporated by reference into this document. The consolidated financial statements of Bayard and related notes are included in this document. Additionally, reference should be made to Nabors' Transition Period Report on Form 10-Q for the three month period ended December 31, 1997, which is incorporated into this document by reference.

              UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                            AS OF SEPTEMBER 30, 1998
                                 (In thousands)




                                                                  Historical                     Pro Forma
                                                          -------------------------     ---------------------------
                                                            Nabors         Bayard       Adjustments      Combined
                                                          -----------     ---------     ------------     ----------
ASSETS
Current assets:
  Cash and cash equivalents                               $     3,737     $  19,148     $(a)  (5,458)    $   17,427
  Marketable securities                                         9,062                                         9,062
  Accounts receivable, net                                    180,136        15,750                         195,886
  Inventory and supplies                                       28,204                                        28,204
  Prepaid expenses and other current assets                    29,625         4,227                          33,852
                                                          -----------     ---------     ------------     ----------
            Total current assets                              250,764        39,125           (5,458)       284,431

Property, plant and equipment, net                          1,120,265       283,659      (b)(112,590)     1,291,334
Marketable securities                                           9,330                                         9,330
Other long-term assets                                         31,591        17,058      (b) (16,505)        32,144
                                                          -----------     ---------     ------------     ----------
            Total assets                                  $ 1,411,950     $ 339,842     $   (134,553)    $1,617,239
                                                          -----------     ---------     ------------     ----------

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
  Current portion of long-term obligations                $    14,242     $   6,000     $                $   20,242
  Short-term borrowings                                        61,931                                        61,931
  Trade accounts payable and accrued liabilities              144,491        25,707      (a)   3,000        173,198
  Income taxes payable                                         16,792                                        16,792
                                                          -----------     ---------     ------------     ----------
            Total current liabilities                         237,456        31,707            3,000        272,163

Long-term obligations                                         217,431       113,222                         330,653
Other long-term liabilities                                    38,385         1,572      (b)   9,683         49,640
Deferred income taxes                                          67,643        14,085      (b) (42,930)        38,798
                                                          -----------     ---------     ------------     ----------
            Total liabilities                                 560,915       160,586          (30,247)       691,254
                                                          -----------     ---------     ------------     ----------

Commitments and contingencies

Stockholders' equity:
  Capital stock                                                10,136           182      (a)     614         10,750
                                                                                         (b)    (182)
  Capital in excess of par value                              397,271       180,489      (a)  74,336        471,607
                                                                                         (b)(180,489)
  Accumulated other comprehensive income                       (9,098)                                       (9,098)
  Retained earnings (accumulated deficit)                     457,543        (1,415)     (b)   1,415        457,543
  Less treasury stock, at cost                                 (4,817)                                       (4,817)
                                                          -----------     ---------     ------------     ----------
            Total stockholders' equity                        851,035       179,256         (104,306)       925,985
                                                          -----------     ---------     ------------     ----------
            Total liabilities and stockholders' equity    $ 1,411,950     $ 339,842     $   (134,553     $1,617,239
                                                          ===========     =========     ============     ==========


The accompanying notes are an integral part of these pro forma financial statements.

        UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 1998
                    (In thousands, except per share amounts)


                                                                    Historical                         Pro Forma
                                                             Nabors           Bayard         Adjustments         Combined
                                                          -----------      -----------       -----------        -----------
Revenues                                                  $   759,917      $    64,802       $                  $   824,719
                                                          -----------      -----------       -----------        -----------

Operating expenses:
  Direct costs                                                487,801           48,447                              536,248
  General and administrative expenses                          58,628            2,374                               61,002
  Depreciation and amortization                                62,617           10,352        (c) (4,530)            68,439
                                                          -----------      -----------       -----------        -----------
    Operating expenses                                        609,046           61,173            (4,530)           665,689
                                                          -----------      -----------       -----------        -----------

Operating income                                              150,871            3,629             4,530            159,030
                                                          -----------      -----------       -----------        -----------

Other income (expense):
  Interest expense                                            (11,839)          (3,392)       (d)    499            (14,732)
  Interest income                                               1,205            1,217                                2,422
  Other income, net                                            24,782              347                               25,129
                                                          -----------      -----------       -----------        -----------
    Other income (expense)                                     14,148           (1,828)              499             12,819
                                                          -----------      -----------       -----------        -----------

Income from continuing operations before income taxes         165,019            1,801             5,029            171,849

Income taxes                                                   61,057              758        (e)  1,837             63,652
                                                          -----------      -----------       -----------        -----------

Net income from continuing operations                     $   103,962      $     1,043       $     3,192        $   108,197
                                                          -----------      -----------       -----------        -----------

Earnings per share from continuing operations:
  Basic                                                   $      1.03                                           $      1.01
                                                          -----------                                           -----------
  Diluted(f)                                              $       .96                                           $       .94
                                                          -----------                                           -----------

Weighted average number of shares outstanding
  Basic                                                       100,811                         (g)  6,140            106,951
                                                          -----------                        -----------        -----------
  Diluted(f)                                                  112,969                         (g)  6,140            119,109
                                                          -----------                        -----------        -----------


The accompanying notes are an integral part of these pro forma financial statements.

        UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS
                     TWELVE MONTHS ENDED DECEMBER 31, 1997
                    (In thousands, except per share amounts)

                                                                             Historical                            Pro Forma
                                                          -----------------------------------------------   -----------------------
                                                                                   Bayard         Bayard
                                                             Nabors     Bayard  Acquisitions(h)  Combined   Adjustments   Combined
                                                          -----------  -------- --------------   --------   -----------   --------

Revenues                                                  $ 1,115,032  $ 55,747   $ 25,626       $ 81,373   $           $ 1,196,405
                                                          -----------  --------   --------       --------   ----------  -----------
Operating expenses:
  Direct costs                                                774,856    40,705     18,999         59,704                   834,560
  General and administrative expenses                          72,478     1,868      1,572          3,440                    75,918
  Depreciation and amortization                                72,350     7,943      2,747         10,690    (c)(3,716)      79,324
                                                          -----------  --------   --------       --------   ----------  -----------
    Operating expenses                                        919,684    50,516     23,318         73,834       (3,716)     989,802
                                                          -----------  --------   --------       --------   ----------  -----------

Operating income                                              195,348     5,231      2,308          7,539        3,716      206,603
                                                          -----------  --------   --------       --------   ----------  -----------
Other income (expense):
  Interest expense                                            (16,323)   (3,065)      (545)        (3,610)                  (19,933)
  Interest income                                               1,936       597        436          1,033                     2,969
  Other income, net                                            28,502       581        (67)           514                    29,016
                                                          -----------  --------   --------       --------   ----------  -----------
    Other income (expense)                                     14,115    (1,887)      (176)        (2,063)                   12,052
                                                          -----------  --------   --------       --------   ----------  -----------

Income from continuing operations before income taxes         209,463     3,344      2,132          5,476        3,716      218,655

Income taxes                                                   73,443     1,428        698          2,126    (e) 1,367       76,936
                                                          -----------  --------   --------       --------   ----------  -----------

Net income from continuing operations                     $   136,020  $  1,916   $  1,434       $  3,350   $    2,349  $   141,719
                                                          -----------  --------   --------       --------   ----------  -----------
Earnings per share from continuing operations:
  Basic                                                   $      1.39                                                   $      1.36
                                                          -----------                                                   -----------
  Diluted (f)                                             $      1.24                                                   $      1.23
                                                          -----------                                                   -----------

Weighted average number of shares outstanding:
  Basic                                                        98,180                                        (g) 6,140      104,320
                                                          -----------                                       ----------   ----------
  Diluted (f)                                                 113,793                                        (g) 6,140      119,933
                                                          -----------                                       ----------   ----------


The accompanying notes are an integral part of these pro forma financial statements.

      NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

The following is a summary of the significant assumptions and adjustments used in preparing the Unaudited Pro Forma Combined Condensed Balance Sheet as of September 30, 1998 and the Unaudited Pro forma Combined Condensed Statements of Operations for the nine months ended September 30, 1998 and for the twelve months ended December 31, 1997.

(a) To reflect the purchase of Bayard for $5.46 million in cash and the issuance of 6,140,456 shares of Nabors common stock in exchange for 100% of the issued and outstanding shares of Bayard. These amounts represent the conversion of each Bayard share into 0.3375 shares of Nabors common stock and $0.30 in cash. Nabors common stock was valued at $12.0625 per share, which represents the average market price of Nabors common stock for the two day period prior to the agreement as to the final merger terms. Additionally, the purchase price reflects the issuance by Nabors of 437,603 options and 133,988 warrants to purchase Nabors common stock, which were valued at their estimated fair market value using the Black-Scholes option pricing model, in exchange for the outstanding options and warrants of Bayard.

         The purchase price has been calculated as follows:

                                                                     (In thousands)
                  Cash                                                  $ 5,458
                  Nabors common stock, valued at $12.0625 per share      74,069
                  Nabors options and warrants                               881
                  Estimated acquisition costs                             3,000
                                                                        -------
                  Purchase price, including acquisition costs           $83,408
                                                                        =======

(b) The purchase price including estimated acquisition costs have been allocated to assets acquired and liabilities assumed based upon their estimated fair values. The excess of the estimated fair value of the assets acquired and liabilities assumed over the purchase price has been accounted for as a reduction of the value assigned to property, plant and equipment.

         The allocation of the purchase price of Bayard is as follows:

                                                                             (In thousands)

                                                                                Purchase
                                                                Historical        Price        Pro Forma
                                                                  Amount        Allocation    Adjustments
                                                                 ---------      ---------      ---------
         Current assets                                          $  39,125      $  39,125      $      --
         Property, plant and equipment                             283,659        171,069       (112,590)(i)
         Other long-term assets                                     17,058            553        (16,505)(ii)
         Current liabilities                                       (31,707)       (31,707)            --
         Long-term obligations, excluding current maturities      (113,222)      (113,222)            --
         Other long-term liabilities                                (1,572)       (11,255)        (9,683)(iii)
         Deferred income taxes                                     (14,085)        28,845         42,930(iv)
         Capital stock                                                (182)            --            182
         Capital in excess of par value                           (180,489)            --        180,489
         Accumulated deficit                                         1,415             --         (1,415)
                                                                 ---------      ---------      ---------
                                                                 $      --      $  83,408      $  83,408
                                                                 =========      =========      =========

          (i) The excess of the estimated fair value of the assets acquired and liabilities assumed over the purchase price has been accounted for as a reduction of the value assigned to property, plant and equipment. The resulting amount allocated to property, plant and equipment does not exceed fair market value based upon the internal estimates of Nabors management.

          (ii) To eliminate Bayard's historical goodwill, as well as deferred financing costs associated with the Bayard $100 million, 11%, Senior Notes due 2005 (the "Bayard 11% Notes").

      NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS


         (iii) To record debt premium based upon the estimated fair value of the Bayard 11% Notes. The fair value of the Bayard 11% Notes was estimated based on the present value of amounts to be paid, discounted at a rate currently available to Bayard for borrowings with similar terms and maturities.

          (iv) To adjust deferred tax obligations for differences between the financial statement basis (which has been decreased as described in (b)(i) above) and the tax basis (which will not be decreased because of the merger) of the assets acquired and liabilities assumed in accordance with SFAS No. 109.


(c) Depreciation and amortization is adjusted to reflect Nabors depreciation policy, as well as to reflect the reduction in the value assigned to property, plant and equipment and the elimination of goodwill previously recorded by Bayard.

(d) Interest expense is adjusted to reflect both the amortization of the fair value premium and the elimination of the amortization of the deferred financing costs recorded on the Bayard 11% Notes issued on June 26, 1998.

(e) Income tax expense is adjusted to reflect the tax effect of the pro forma adjustments, as well as to reflect the combined tax position of the pro forma combined companies.

(f) For the calculation of diluted earnings per share, net income is adjusted to add back $4,075 and $5,554 for the nine months ended September 30, 1998 and the twelve months ended December 31, 1997, respectively, of after tax interest expense on the Nabors $172,500, 5% Convertible Subordinated Notes.

(g) Assumes that 6,140,456 Nabors Shares were exchanged for 100% of the Bayard shares at the beginning of the periods presented.

(h) Represents the results of operations for Trend, Ward and Bonray prior to their acquisition by Bayard. These results have been included on a pro forma basis due to their significance to Bayard. Operations subsequent to the date of purchase of Trend, Ward and Bonray, on May 1, May 30 and October 16, 1997, respectively, are included in the Bayard historical results.